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                                                                   Exhibit 10.51


                                 August 26, 1997



The First National Bank of Chicago
One First National Plaza
Chicago, Illinois  60670
Attention:  Patrick J. Power

Bank United
400 Colony Square, Suite 200
Atlanta, Georgia  30361
Attention:  John D. West

         Re: CREDIT AGREEMENT DATED JUNE 20, 1997

Gentlemen:

         This letter will confirm our request for an additional amendment to the above Credit Agreement to accommodate our sales of Qualifying Loans to Greenwich Capital. This supplements our request of July 1, 1997 which you have previously approved, permitting Qualifying Loans to be included as AP Qualifying Loans when held by First Trust National Association under the bailee letter attached to the July 1, 1997 letter. The current request seeks an amendment as follows:

         (1) In clause (vi)(4) of the definition of "Eligible Qualifying Loan" the following phrase will be added at the end thereof "provided that such maximum amount shall be temporarily increased to $20,000,000 for August 28, 1997 and August 29, 1997 so long as the Collateral Value of AP Qualifying Loans which are not in the possession of First Trust National Association pursuant to the bailee letter referred to in clause (vi)(2) above and which have not been identified on a schedule forwarded by First Trust National Association to the Collateral Agent shall not exceed $13,000,000 on such two days".

         All capitalized terms used herein and not otherwise defined shall have the meaning given to them in the Credit Agreement referenced above.

         If this modification is acceptable, please execute and return a copy of this letter.

                                           Very truly yours,

                                           MEGO MORTGAGE CORPORATION

                                           By:
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                                           Its:
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APPROVED:

THE FIRST NATIONAL BANK OF CHICAGO,
individually as a Lender and as Agent


By:
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Title:
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BANK UNITED, as a Lender


By:
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Title:
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